SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                ---------------------------------------

                               FORM 8-K


                            CURRENT REPORT


                Pursuant To Section 13 or 15(d) of the
                    SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported)
                           December 6, 1996



                          The Boeing Company
          (Exact name of registrant as specified in Charter)


  Delaware                  1-442                91-0425694
(State or other          (Commission          (I.R.S. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

7755 East Marginal Way South, Seattle, Washington        98108
-------------------------------------------------      --------
    (Address of Principal Executive Offices)           Zip Code



Registrant's telephone number,
including area code:  (206) 655-2121






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Item 5.  Other Events

          On December 6, 1996, pursuant to an Agreement and Plan of Merger ("the Merger Agreement") dated as of July 31, 1996, by and among Rockwell International Corporation, a Delaware corporation ("Rockwell"), The Boeing Company, a Delaware corporation ("Boeing"), and Boeing NA, Inc., a Delaware corporation and a wholly owned subsidiary of Boeing ("Boeing NA"), Boeing NA merged with and into Rockwell (the "Merger").

          Immediately prior to the Merger, Rockwell effected a tax-free reorganization pursuant to which (i) Rockwell contributed (the "Contribution") substantially all of its businesses and assets, except those related to its aerospace and defense businesses (with certain additions and exclusions) (the "A&D Business"), to New Rockwell International Corporation, a Delaware corporation and a newly formed, wholly owned subsidiary of Rockwell which, following the consummation of the Merger, was renamed "Rockwell International Corporation" ("New Rockwell"), or to one of several entities that became wholly owned operating subsidiaries of New Rockwell, (ii) Rockwell made a pro rata distribution (the "Distribution") of all the issued and outstanding shares of Common Stock, par value $1 per share, of New Rockwell and Class A Common Stock, par value $1 per share, of New Rockwell (collectively, "New Rockwell Shares"), including the preferred share purchase rights associated with such New Rockwell Shares, to the holders of shares of Common Stock, par value $1 per share, of Rockwell ("Rockwell Common Stock") and Class A Common Stock, par value $1 per share, of Rockwell ("Rockwell Class A Common Stock"), respectively, on a share-for-share basis and (iii) effective immediately following the Distribution, all issued and outstanding shares of Rockwell Class A Common Stock were converted into shares of Rockwell Common Stock on a share-for-share basis.

          In the Merger, each share of Rockwell Common Stock outstanding immediately prior to the Merger was converted into the right to receive (i) 0.042 of a share of Common Stock, par value $5.00 per share, of Boeing (together with the associated rights to purchase Series A Junior Participating Preferred Stock of Boeing, "Boeing Common Stock"), and (ii) cash in lieu of any fractional share, determined on the basis of $94.31 per share of Boeing Common Stock.

          As a result of the Merger, Rockwell (then consisting of only the A&D Business) became a wholly owned subsidiary of


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Boeing and was renamed "Boeing North American, Inc." ("Boeing North
American").

          The aggregate market value on December 6, 1996 of the 9,191,739 shares of Boeing Common Stock expected to be issued in connection with the Merger was approximately $878,960,000. In addition, in connection with the Merger Boeing assumed approximately $565 million of short-term indebtedness of Rockwell and guaranteed $1.6 billion of long- term indebtedness of Rockwell that was retained by Boeing North American.

          The Contribution and the Distribution were effected pursuant to an Agreement and Plan of Distribution dated as of December 6, 1996 among Rockwell, New Rockwell, Allen-Bradley Company, Inc., Rockwell Collins, Inc., Rockwell Semiconductor Systems, Inc., Rockwell Light Vehicle Systems, Inc. and Rockwell Heavy Vehicle Systems, Inc.

          In addition, on December 6, 1996, Rockwell, New Rockwell and Boeing executed a Tax Allocation Agreement (the "Tax Allocation
Agreement") and Rockwell, Boeing, Boeing NA and New Rockwell executed a Post-Closing Covenants Agreement (the "Post-Closing Covenants
Agreement").

          The First National Bank of Boston has been retained by Boeing to serve as the Exchange Agent. As soon as reasonably practicable, Boeing will cause the Exchange Agent to mail or deliver a letter of transmittal to each person who was a holder of record of Rockwell Common Stock at the effective time of the Merger. The letter of transmittal will contain instructions for use in effecting the surrender of certificates formerly representing shares of Rockwell Common Stock in exchange for the certificates representing Boeing Common Stock and cash in lieu of fractional shares that such holder has the right to receive.

          Copies of the Distribution Agreement, the Post-Closing
Covenants Agreement the Tax Allocation Agreement are attached hereto as Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4, respectively, and are incorporated herein by reference.

          A copy of the press release, dated December 5, 1996, issued by Boeing relating to the consummation of the Merger is attached hereto as Exhibit 99.1.

          The other information required by this item has been previously reported by Boeing or Rockwell and is included or incorporated by reference in the Proxy Statement/Prospectus which constitutes part of Boeing's Registration Statement on Form S-4 (file number 333-15001).


Item 7.  Financial Statements and Exhibits


(c)   Exhibits:

2.1 Agreement and Plan of Merger, dated as of July 31, 1996, by and among Rockwell International Corporation, The Boeing Company and Boeing NA, Inc. filed as Exhibit 2.1 to the Registration Statement on Form S-4 of the Boeing Company (file number 333-15001) is hereby incorporated by reference.

2.2 Agreement and Plan of Distribution dated as of December 6, 1996, among Rockwell International
      Corporation, New Rockwell International Corporation,
      Allen-Bradley Company, Inc., Rockwell Collins, Inc.,
      Rockwell Semiconductor Systems, Inc., Rockwell Light
      Vehicle Systems, Inc., and Rockwell Heavy Vehicle
      Systems, Inc.

2.3   Post-Closing Covenants Agreement dated as of December 6,
      1996, among Rockwell International Corporation, The
      Boeing Company, Boeing NA, Inc. and New Rockwell
      International Corporation.

2.4 Tax Allocation Agreement dated as of December 6, 1996, by and among Rockwell International Corporation, New
      Rockwell International Corporation and The Boeing
      Company.

99.1  Press release dated December 5, 1996.


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                              SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE BOEING COMPANY
                                              (Registrant)



December 20, 1996                          BY /s/ Douglas P. Beighle
                                              ----------------------------
                                              Name:  Douglas P. Beighle
                                              Title: Senior Vice President


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                             EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                      Numbered
Number                     Description                         Page
-------                    -----------                       --------


 2.1             Agreement and Plan of Merger,
                 dated as of July 31, 1996, by and
                 among Rockwell International
                 Corporation, The Boeing Company
                 and Boeing NA, Inc. filed as
                 exhibit 2.1 to the Registration
                 Statement on Form S-4 of The
                 Boeing Company (file number 333-
                 15001) is hereby incorporated by
                 reference.

 2.2             Agreement and Plan of
                 Distribution dated as of
                 December 6, 1996, among Rockwell
                 International Corporation, New
                 Rockwell International
                 Corporation, Allen-Bradley
                 Company, Inc., Rockwell Collins,
                 Inc., Rockwell Semiconductor
                 Systems, Inc., Rockwell Light
                 Vehicle Systems, Inc. and
                 Rockwell Heavy Vehicle Systems,
                 Inc.

 2.3             Post-Closing Covenants Agreement
                 dated as of December 6, 1996,
                 among Rockwell International
                 Corporation, The Boeing Company,
                 Boeing NA, Inc. and New Rockwell
                 International Corporation.

 2.4             Tax Allocation Agreement dated as
                 of December 6, 1996, by and among
                 Rockwell International
                 Corporation, New Rockwell
                 International Corporation and The
                 Boeing Company.

99.1             Press release dated December 5,
                 1996.